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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in each Registration Statement on Form S-8 (Nos. 333-81340, 333-51556, 333-38886 and 333-25021) and Form S-3 (Nos. 333-69400, 333-39698, 333-32914, 333-92675,
333-81399 and 333-60125) of Aastrom Biosciences, Inc. of our report dated August 8, 2002, except for Note 9, which is as of August 30, 2002 relating to the financial statements, which appears in this Form 10-K.



Minneapolis, Minnesota
September 23, 2002